UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     March 1, 2007 (February 28, 2007)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 28, 2007, the Board of Directors of Brown-Forman Corporation (the "Corporation") took the following actions:

     (1) elected Paul C. Varga as Chairman of the Corporation, effective as of August 1, 2007. Mr. Varga, age 43, a twenty-year employee of Brown-Forman, currently serves as the Chief Executive Officer and a member of the Board of Directors of the registrant.

     (2) elected George Garvin Brown IV, currently a member of the Board of Directors and a Vice President of the registrant, to serve as the Presiding Chairman of the Corporation's Board of Directors, effective September 27, 2007.

     (3) elected James S. Welch, Jr. as a member of the Board of Directors of the Corporation, effective March 12, 2007. The Board has not yet determined committee assignments for Mr. Welch. Mr. Welch will continue in his roles as a Vice Chairman of the Corporation and as head of the Corporation's strategy and human resources functions. Mr. Welch is not a party to any arrangement or understanding with any person pursuant to which Mr. Welch was elected as a director. Mr. Welch receives compensation for his service as an executive officer of the Corporation, which compensation has been approved by the Compensation Committee of the Board. Neither Mr. Welch nor any member of his immediate family has a direct or indirect material interest in any current or proposed transaction in which the Corporation was or is to be a participant, for which disclosure is required pursuant to Item 404(a) of Regulation S-K.

     (4) elected Phoebe A. Wood as a Vice Chairman of the Corporation, effective March 1, 2007. Ms. Wood will also continue to hold her current position of Chief Financial Officer.

     Owsley Brown II announced his intention to retire from management service effective September 30, 2007. Mr. Brown intends to continue his service as a member of the Corporation's Board of Directors.

     Stephen E. O'Neil, a long-time director, has informed the Board of Directors that he will retire from the Board on April 30, 2007. The election of Mr. Welch to the Brown-Forman Corporation Board will increase the number of directors to fifteen until Mr. O'Neil retires, at which time the number of directors will be fourteen.

Item 7.01.  Regulation FD Disclosure.

     A copy of the press release issued in connection with the election of a new director and the election and appointment of certain officers of the registrant is furnished herewith as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

     A copy of the press release issued in connection with the election of a new director and the election of certain officers of the registrant is furnished herewith as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   March 1, 2007                      By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary

                                                                   Exhibit 99

FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES BOARD AND EXECUTIVE CHANGES

Louisville, KY, March 1, 2007 - Brown-Forman Corporation announced today a series of upcoming changes to its Board of Directors and within its executive team. They are designed to further the smooth leadership transition process already underway as company chairman Owsley Brown II prepares to retire from management service this September 30. The Board announced that:

- Paul Varga, the company's President and CEO, will succeed Owsley Brown II as Chairman of Brown-Forman Corporation, effective August 1, 2007, thereby assuming the additional responsibilities as executive chairman of the company while maintaining his position as CEO;

- George Garvin Brown IV, currently a member of the Board of Directors of the company and a Vice President of the Corporation, will take on the new role of Presiding Chairman of the company's Board of Directors, effective September 27, 2007, while continuing to serve as Jack Daniel's brand director for Europe and Africa in London;

- James S. Welch, Jr., currently a Vice Chairman of Brown-Forman Corporation, has been elected to membership on the Board, effective March 12, 2007. He will continue in his role as the head of the company's strategy and human resources functions;

- Phoebe Wood has been promoted from Executive Vice President to Vice Chairman of Brown-Forman Corporation, effective March 1, 2007, while retaining her current duties, including that of Chief Financial Officer; and

- Stephen E. O'Neil, a long-time director, will retire from the Board as planned at the end of April, 2007.

Owsley Brown II, who has worked for the company since 1968, reaches customary retirement age for Brown-Forman executives at the end of September. He will continue thereafter to serve on the company's Board.

These moves reflect the Board's desire to divide among a number of people the various management and board responsibilities that Owsley Brown II has held. They also reaffirm that Paul Varga is the top executive of the company and is fully responsible to the Board for the leadership of all aspects of the business.

"By designating Paul Varga as Chairman and Chief Executive Officer of the Corporation, the Board is again declaring its confidence in Paul's leadership of the business, along with that of his strong senior team. They remain fully responsible for running our large and growing global business. The combination of a superb Board of Directors - with excellent independent directors, strong Brown family representation, and senior managers from the company - together with a proven senior management team will provide the leadership from which all Brown-Forman stakeholders should benefit for years to come," said Owsley Brown II.

As Presiding Chairman of the Board of Directors, Garvin Brown IV will chair the Board meetings and work closely with Paul Varga and the other board members to help set the strategic course for the company, encourage the continuation of the company's high governance standards, and generally facilitate the work of the Board.

"This action continues an important tradition of the company by maintaining the active involvement of the Brown family in Board leadership. Garvin is a very talented individual who deeply understands and appreciates the dual role of being a Brown family member and a Brown-Forman company executive. He has the keen intellect and leadership capacity to be highly successful in this important role," said Owsley Brown II.

"When fully implemented later this year, these changes will bring to a close the remarkable 40-year managerial career of Owsley Brown II," Paul Varga said. "As the Company's principal leader since 1993, he has led Brown-Forman through one of its most impressive periods of growth in the company's distinguished 137 years. During this period, he has orchestrated a significant expansion of Brown-Forman's international business and developed Jack Daniel's into one of the world's foremost brands.

"Replacing Owsley is not easy," Varga continued. "We believe this is best accomplished through the combination of actions announced today which will be implemented later this year. All of us at Brown-Forman have benefited enormously from his leadership and we look forward to growing the company even further from the strong foundation that has been built by Owsley and many others before him."

Paul Varga has been with Brown-Forman for 20 years, progressing through a series of increasingly important positions. In 2003 he was named CEO of Brown-Forman Beverages, assuming many of the responsibilities of then long-time company leader William M. Street, and was thereafter elected a director of the corporation. He was named CEO of Brown-Forman Corporation in 2005 and then took on most of the managerial leadership duties formerly handled by Owsley Brown II.

Garvin Brown IV is the son of George Garvin Brown III, a retired director of the company, and is a younger cousin of Owsley Brown II. He is the fifth generation namesake of the company's founder and has worked for the company since 1996. He is a graduate of McGill University and has Master's degrees from the University of British Columbia and the London Business School. He has held sales and marketing positions at Brown-Forman and also served for two years as director of the office of CEO. In his role as Presiding Chairman, Brown will play an important role in connecting with the members of the Brown family, who collectively own the majority of the company's voting stock. He will continue his management responsibilities as vice president and director of the Jack Daniel's brand for Europe and Africa, where he has had great success in helping lead the Jack Daniel's brand-building efforts in these very important markets.

Garvin Brown IV commented, "I am deeply honored by the Board's decision to appoint me as its Presiding Chairman in September. We have an outstanding Board and it will be my great pleasure to assist Paul and the other directors in seeing that our company and shareholders prosper for many years to come."

James Welch, a graduate of Princeton University, joined Brown-Forman in 1989, after a number of years as an officer of J.P. Morgan Company in New York. After starting as manager of corporate planning and investor relations at Brown-Forman, he was promoted to the position now known as director of the office of CEO. From 1995-1998, Welch served as vice president in charge of Brown-Forman's business consulting group, providing internal strategic consulting services to the company. Most recently he has led the company's corporate strategy and human resources functions, a role he will continue as a Vice Chairman of the Corporation and member of the Board.

Paul Varga said, "We are delighted to have Jim join our Board. He is a highly valued member of our executive team and will continue Brown-Forman's long tradition of strong board participation by senior management, in conjunction with excellent independent and family directors."

Phoebe Wood, who graduated from Smith College and earned her MBA from UCLA, has been Brown-Forman's CFO since joining the company in 2001. Prior to that, she was CFO at Motorola subsidiary Propel Inc. and earlier spent more than 20 years as an executive at the Atlantic Richfield Company. As Vice Chairman, she will continue as CFO, and will also continue to have responsibility for the company's knowledge management, corporate development, investor relations, and technology group functions, in addition to its financial functions.

"Phoebe's promotion is very well deserved. She is a highly respected and critical part of our executive management team. We will rely on her talents and leadership skills even more as Owsley retires from his management position," said Varga.

Owsley Brown II said of Stephen O'Neil's pending retirement, "Steve O'Neil has been an energetic and enormously helpful member of Brown-Forman's Board for many years. He has provided keen insight and candid advice at the Board meetings and through his service on Board committees. We will miss him very much."

As a result of these changes, effective at the end of September 2007, Brown-Forman's Board of Directors will consist of:

   Paul C. Varga, Chairman and CEO of Brown-Forman Corporation
   George Garvin Brown IV, Presiding Chairman of the Board of Directors
   Patrick Bousquet-Chavanne, Group President, The Estee Lauder Companies, Inc. Barry D. Bramley, former Chairman and Chief Executive Officer,
     British-American Tobacco Company, Ltd.
   Martin S. Brown, Jr., Partner, Adams and Reese LLP
   Owsley Brown II, former chairman and CEO of Brown-Forman Corporation
   Donald G. Calder, President and Chief Financial Officer, G.L. Ohrstrom & Co.,
     Inc.
   Sandra A. Frazier, founder and member, Tandem Public Relations, LLC
   Richard P. Mayer, former Chairman and Chief Executive Officer, Kraft General
     Foods North America
   William E. Mitchell, Chairman, President and CEO, Arrow Electronics, Inc. Matthew R. Simmons, founder and Chairman, Simmons Company International William M. Street, former President, Brown-Forman Corporation
   Dace Brown Stubbs, private investor
   James S. Welch, Jr., Vice Chairman, Brown-Forman Corporation

In addition to the Board-directed elections and promotions, Brown-Forman also announced that it is increasing the responsibilities of three additional Brown-Forman executives.

J. McCauley Brown, Vice President, Director of Business Services, will on May 1 join the company's Strategic Resource Allocation Committee, from which Owsley Brown will retire this fall. He has been with Brown-Forman since 1972, initially working in spirits sales and then moving into brand management for several brands, including Bolla, Old Forester, and Early Times. Brown holds degrees from Georgetown University and George Washington University.

Campbell Brown, Director, Southern Comfort Americas, has been named a Vice President of Brown-Forman Corporation and will on May 1 join the company's Corporate Strategy Committee, from which Owsley Brown will step down when he retires at the end of September. Campbell Brown has been with the company since 1994 and he spent his early years developing the company's spirits portfolio in India, the Philippines and Turkey. Over the four-year period of 2001-2005, he held positions as both the Southern Comfort U.S. Brand Manager and Jack Daniel's U.S. Brand Manager. Prior to his current role as Director, Southern Comfort Americas, Brown had territorial responsibility for a number of key East coast markets, working with one of the company's key distributor partners, Charmer Sunbelt. He earned degrees from Rollins College and the University of Miami.

Marshall Farrer, Director, Latin America and the Caribbean, has been named a Vice President of Brown-Forman Corporation and will on May 1 join the company's Executive Committee, from which Owsley Brown will retire this fall. Farrer joined Brown-Forman in 1998, working in the company's wine business until he became director of the former Brown-Forman Spirits Americas executive office in 2004. He moved to his current position as Director, Latin America and the Caribbean last year and will continue to serve in that capacity when he joins the Executive Committee. Farrer is a graduate of Rollins College and Tulane University.

"When fully implemented this fall, these Board and executive changes complete the thoughtful leadership transition process begun several years ago by Owsley Brown II," said Paul Varga. "Brown-Forman and all of its stakeholders owe Owsley and our Board a debt of gratitude for their excellent work in preparing our independent company for continued growth in the years ahead."

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, and Hartmann Luggage.

Important Note on Forward-Looking Statements:
This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn a significant portion of our profits;
 - lower consumer confidence or purchasing in the wake of catastrophic events;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or globally;
 - adverse developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our industry conspired to promote the consumption of alcohol by those under the legal drinking age;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound, Euro, Australian Dollar, and the Mexican Peso;
 - reduced bar, restaurant, hotel and travel business, including travel retail, in the wake of terrorist attacks;

 - lower consumer confidence or purchasing associated with high energy prices;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - increases in the price of energy or raw materials, including grapes, grain, wood, glass, and plastic;
 - excess wine inventories or a world-wide oversupply of grapes;
 - termination of our rights to distribute and market agency brands included in our portfolio;
 - counterfeit production of our products could adversely affect our intellectual property rights, brand equity and operating results;
 - adverse developments as a result of state investigations of beverage alcohol industry trade practices of suppliers, distributors and retailers.